                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 18, 2001
                                                           ------------


                          Sierra Pacific Power Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)


               NEVADA                     0-508                 88-0044418
  ---------------------------------   --------------      ---------------------
   (State or other jurisdiction of     (Commission         (I.R.S. Employer
   incorporation or organization)      File Number)        Identification No.)


P.O. Box 10100 (6100 Neil Road), Reno, Nevada                   89520-0400
---------------------------------------------                 -------------
   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:    (775) 834-4011
                                                       --------------


                                     None
  --------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

          Not required

     (b)  Pro forma financial information.
          -------------------------------

          The following unaudited pro forma condensed consolidated financial information is included in this report on Form 8-K:

               Sierra Pacific Power Company Pro Forma Condensed Consolidated Balance Sheet at March 31, 2001.

               Sierra Pacific Power Company Pro Forma Condensed Consolidated Income Statement for the three months ended March 31, 2001.

               Sierra Pacific Power Company Pro Forma Condensed Consolidated Income Statement for the twelve months ended December 31, 2000.

               Notes to Pro Forma Condensed Consolidated financial statements.

             Pro Forma Condensed Consolidated Financial Statements

         On January 15, 2001, the Board of Directors of Sierra Pacific Resources, the parent of Sierra Pacific Power Company ("SPPC") and Nevada Power Company, approved a definitive agreement to sell SPPC's water business to the Truckee Meadows Water Authority for $350 million. Of the total purchase price, $342 million is for the water business assets and $8 million is for associated hydroelectric generation assets. The transactions are subject to various closing conditions, including the release of the water business assets from the lien of SPPC's first mortgage indenture.

         The sale includes treatment facilities, distribution infrastructure, surface and ground water rights, and storage rights. The total net book value of the water business, including the hydroelectric assets, is approximately $262 million. Transfer of the hydroelectric facilities will require action by the California Public Utilities Commission (the "CPUC"). The sale agreement contemplates a second closing for the hydroelectric facilities to accommodate the CPUC's review of the transaction. However, sale of the other water assets is not contingent upon the sale of the hydroelectric facilities.

         On April 5, 2001, the PUCN concluded that the proposed sale is in the public interest. On April 27, 2001, the PUCN completed the Nevada regulatory approval process by approving a stipulation regarding the gain on the sale of the net assets of the water business. The stipulation provides that SPPC refund to customers $21.5 million of the gain. The refund will be credited on the bills of SPPC's electric customers over a fifteen-month period after the expected close of the sale later in the second quarter of 2001.

         The unaudited pro forma condensed consolidated financial statements have been prepared from, and should be read in conjunction with, the historical financial statements and related notes thereto of SPPC. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or operating results that would have occurred had the sale been consummated on the dates as of which, or at the beginning of the periods for which, the sale is being given pro forma effect nor are they necessarily indicative of future operating results or financial position. See the SPPC Quarterly Report on Form 10-Q for the three months ended March 31, 2001, for additional information regarding the net assets included in this sale and other related information.

         The following unaudited pro forma condensed consolidated financial statements of SPPC are presented as if the sale of its water business had occurred as described in the following discussion and based on the assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2001, is presented as if the sale had occurred at the balance sheet date. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2001, and the year ended

December 31, 2000, assume that the sale occurred at the beginning of the periods presented. SPPC's Quarterly Report on Form 10-Q for the three months ended March 31, 2001, and its Annual Report on Form 10-K for the year ended December 31, 2000, reported the water business as a discontinued operation and the consolidated financial statements included in those reports separately reported the net assets and operating results of the water business. The unaudited pro forma condensed consolidated income statements, included herein, present only the loss from continuing operations, in accordance with the Securities and Exchange Commission Regulation S-X Rule 11.02, and do not include income from discontinued operations.

                         SIERRA PACIFIC POWER COMPANY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AT MARCH 31, 2001
                            (Dollars in Thousands)

                                                                            SIERRA
                                                                           PACIFIC
                                                                            POWER          ADJUSTMENTS      PRO FORMA
                                                                           (audited)       (unaudited)     (unaudited)
                                                                         -------------     -----------    -------------
ASSETS
Utility Plant at Original Cost:
  Plant in service                                                       $   2,208,557     $         -    $  2,208,557
    Less:  accumulated provision for depreciation                              793,856                         793,856
                                                                         -------------     -----------    -------------
                                                                             1,414,701               -       1,414,701
  Construction work-in-progress                                                 95,831                          95,831
                                                                         -------------     -----------    -------------
                                                                             1,510,532               -       1,510,532
                                                                         -------------     -----------    -------------
Investments in subsidiaries and other property, net                             59,050                          59,050
                                                                         -------------     -----------    -------------

Current Assets:
  Cash and cash equivalents                                                     10,809     1)  328,500         307,744
                                                                                           1)   (5,300)
                                                                                           1)  (26,265)
  Accounts receivable less provision for uncollectible accounts ($5,231):      172,679                         172,679
  Materials, supplies and fuel, at average cost                                 40,399                          40,399
  Deferred energy costs                                                         34,902                          34,902
  Other                                                                         41,374                          41,374
                                                                         -------------     -----------    -------------
                                                                               300,163         296,935         597,098
                                                                         -------------     -----------    -------------
Deferred Charges:
  Regulatory tax asset                                                          61,862                          61,862
  Other regulatory assets                                                       62,338                          62,338
  Risk management assets                                                       518,292                         518,292
  Other                                                                         14,110                          14,110
                                                                         -------------     -----------    -------------
                                                                               656,602               -         656,602
                                                                         -------------     -----------    -------------

  Net assets of discontinued operations                                        261,745        (261,745)              -
                                                                         -------------     -----------    ------------
                                                                         $   2,788,092     $    35,190    $  2,823,282
                                                                         =============     ===========    ============
CAPITALIZATION AND LIABILITIES
Capitalization:

  Common shareholders' equity                                            $     601,278     1)   35,190    $    636,468

  Preferred stock                                                               50,000                          50,000
  SPPC obligated mandatorily redeemable preferred trust securities              48,500                          48,500
  Long-term debt                                                               605,080                         605,080
                                                                         -------------     -----------    ------------
                                                                             1,304,858          35,190       1,340,048
                                                                         -------------     -----------    ------------
Current Liabilities:
  Short-term borrowings                                                        199,620                         199,620
  Current maturities of long-term debt                                         219,616                         219,616
  Accounts payable                                                             120,483                         120,483
  Accrued interest                                                              14,599                          14,599
  Dividends declared                                                            22,999                          22,999
  Accrued salaries and benefits                                                 10,236                          10,236
  Other current liabilities                                                      2,789                           2,789
                                                                         -------------     -----------    ------------
                                                                               590,342               -         590,342
                                                                         -------------     -----------    ------------
Deferred Credits:
  Deferred federal income taxes                                                190,278                         190,278
  Deferred investment tax credit                                                29,632                          29,632
  Regulatory tax liability                                                      31,263                          31,263
  Accrued retirement benefits                                                   42,655                          42,655
  Customer advances for construction                                            42,994                          42,994
  Deferred energy                                                                7,296                           7,296
  Risk management liabilities                                                  210,128                         210,128
  Risk management regulatory  liabilities                                      308,164                         308,164
  Other                                                                         30,482                          30,482
                                                                         -------------     -----------    ------------
                                                                               892,892               -         892,892
                                                                         -------------     -----------    ------------
                                                                         $   2,788,092     $    35,190    $  2,823,282
                                                                         =============     ===========    ============

The accompanying notes are an integral part of the financial statements

                         SIERRA PACIFIC POWER COMPANY
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       THREE MONTHS ENDED MARCH 31, 2001
                            (Dollars in thousands)

                                                                             SIERRA
                                                                             PACIFIC
                                                                              POWER          ADJUSTMENTS        PRO FORMA
                                                                           (unaudited)       (unaudited)       (unaudited)
                                                                           -----------       -----------       -----------
OPERATING REVENUES:
  Electric                                                                   $ 312,119       $      -          $   312,119
  Gas                                                                           64,165                              64,165
                                                                           -----------       -----------       -----------
                                                                               376,284                             376,284
                                                                           -----------       -----------       -----------
OPERATING EXPENSES:
  Operation:
       Purchased power                                                         150,987                             150,987
       Fuel for power generation                                               102,553                             102,553
       Gas purchased for resale                                                 70,543                              70,543
       Deferral of energy costs - net                                          (11,123)                            (11,123)
       Other                                                                    27,694                              27,694
  Maintenance                                                                    5,324                               5,324
  Depreciation and amortization                                                 16,849                              16,849
  Taxes:
       Income taxes                                                             (2,121)                             (2,121)
       Other than income                                                         4,394                               4,394
                                                                           -----------       -----------       -----------
                                                                               365,100                             365,100
                                                                           -----------       -----------       -----------
OPERATING INCOME                                                                11,184                              11,184
                                                                           -----------       -----------       -----------
OTHER (EXPENSE) INCOME:

  Allowance for other funds used during construction                              (184)                               (184)
  Other (expense) income - net                                                    (486)                               (486)
                                                                           -----------       -----------       -----------
                                                                                  (670)                               (670)
                                                                           -----------       -----------       -----------
                    Total Income                                                10,514                              10,514
                                                                           -----------       -----------       -----------

INTEREST CHARGES:
     Long-term debt                                                             10,571                              10,571
     Other                                                                       2,960                               2,960
     Allowance for borrowed funds used during construction and
      capitalized interest                                                          46                                  46
                                                                           -----------       -----------       -----------
                                                                                13,577                              13,577
                                                                           -----------       -----------       -----------

INCOME BEFORE SPPC OBLIGATED MANDATORILY

  REDEEMABLE PREFERRED TRUST SECURITIES                                         (3,063)                             (3,063)
     Preferred dividend requirements of SPPC obligated
      mandatorily redeemable preferred trust securities                           (936)                               (936)
                                                                           -----------       -----------       -----------

(LOSS) INCOME BEFORE PREFERRED DIVIDENDS                                        (3,999)                             (3,999)

     Preferred dividend requirements and premium paid on redemption               (875)                               (875)
                                                                           -----------       -----------       -----------
NET (LOSS) INCOME FROM CONTINUING OPERATIONS                                 $  (4,874)      $      -            $  (4,874)
                                                                           ===========       ===========       ===========

The accompanying notes are an integral part of the financial statements

                         SIERRA PACIFIC POWER COMPANY
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 2000
                            (Dollars in thousands)

                                                                                   SIERRA
                                                                                   PACIFIC        ADJUSTMENTS        PRO FORMA
                                                                               POWER (audited)    (unaudited)      (unaudited)
                                                                               --------------     -----------      -----------
OPERATING REVENUES:
  Electric                                                                     $      893,782     $         -      $   893,782
  Gas                                                                                 100,803                          100,803
                                                                               --------------     -----------      -----------
                                                                                      994,585                          994,585
                                                                               --------------     -----------      -----------
OPERATING EXPENSES:
  Operation:
       Purchased power                                                                444,979                          444,979
       Fuel for power generation                                                      233,748                          233,748
       Gas purchased for resale                                                        83,199                           83,199
       Deferral of energy costs - net                                                 (16,164)                         (16,164)
       Other                                                                           96,438                           96,438
  Maintenance                                                                          18,420                           18,420
  Depreciation and amortization                                                        69,350                           69,350
  Taxes:
       Income taxes                                                                      (672)                            (672)
       Other than income                                                               18,152                           18,152
                                                                               --------------     -----------      -----------
                                                                                      947,450                          947,450
                                                                               --------------     -----------      -----------
OPERATING INCOME                                                                       47,135                           47,135
                                                                               --------------     -----------      -----------

OTHER INCOME:
  Allowance for other funds used during construction                                      357                              357
  Other (expense) income - net                                                         (2,429)                          (2,429)
                                                                               --------------     -----------      -----------
                                                                                       (2,072)                          (2,072)
                                                                               --------------     -----------      -----------
                Total Income                                                           45,063                           45,063
                                                                               --------------     -----------      -----------

INTEREST CHARGES:
     Long-term debt                                                                    36,865                           36,865
     Other                                                                             11,312                           11,312
     Allowance for borrowed funds used during construction and
      capitalized interest                                                             (2,779)                          (2,779)
                                                                               --------------     -----------      -----------
                                                                                       45,398                           45,398
                                                                               --------------     -----------      -----------

INCOME BEFORE SPPC OBLIGATED MANDATORILY
  REDEEMABLE PREFERRED TRUST SECURITIES                                                  (335)                            (335)
     Preferred dividend requirements of SPPC obligated
      mandatorily redeemable preferred trust securities                                (3,742)                          (3,742)
                                                                               --------------     -----------      -----------

(LOSS) INCOME BEFORE PREFERRED DIVIDENDS                                               (4,077)                          (4,077)

     Preferred dividend requirements and premium paid on redemption                    (3,499)                          (3,499)
                                                                               --------------     -----------      -----------
NET (LOSS) INCOME FROM CONTINUING OPERATIONS                                   $       (7,576)    $         -      $    (7,576)
                                                                               ==============     ===========      ===========

The accompanying notes are an integral part of the financial statements

         NOTES TO PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     1. To recognize the sale of the water business. The schedule that follows reflects a summary of the sales transaction. The schedule includes estimates for costs to sell and taxes associated with the sale. Sales proceeds have been reduced by the gain to be refunded to water customers. The Company anticipates that the amount to be refunded will be transferred to a third party administered trust reducing the net proceeds available to SPPC.

             Sales Price                                                                    $     350,000
             Less customer refunds                                                                 21,500
                                                                                            -------------
              Net sales price                                                                     328,500

             Less estimated cost to sell                                                            5,300
                                                                                            -------------
             Cash Proceeds                                                                        323,200

             Water business net book value                                                        261,745
                                                                                            -------------

             Gain before federal income taxes ("FIT") payable                                      61,455

             Taxes:
              FIT payable on assets sold                                                           25,758
              FIT payable for write-off of variable interest rate                                     507
                                                                                            -------------
             Total taxes                                                                           26,265

             After tax gain                                                                 $      35,190
                                                                                            =============


Federal income taxes payable on the sale of the water assets sold included in the table above is based on the the following gain recognized for tax purposes and assuming an effective tax rate of 35%:


             Net sales price                                                                $     328,500

             Less cost to sell                                                                      5,300
                                                                                            -------------
             Cash Proceeds                                                                        323,200

             Plant tax basis                                                                      249,607
                                                                                            -------------

             Taxable gain                                                                          73,593

             Tax rate                                                                                  35%
                                                                                            -------------

             Taxes payable                                                                  $      25,758
                                                                                            =============

(c)  Exhibits.
     --------

     None.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Sierra Pacific Power Company

Date:  May 18, 2001                By:      /s/ Mark A. Ruelle
       ------------                         --------------------------
                                                Mark A. Ruelle
                                                Senior Vice President
                                      Chief Financial Officer and Treasurer